FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT

This First Amendment to Loan and Security Agreement (“Amendment”) is entered into as of May 24, 2016 between Comerica Bank (“Bank”) and MobileSmith, Inc., a Delaware corporation (“Borrower”).

RECITALS

A. Borrower and Bank are parties to that Loan and Security Agreement dated June 9, 2014, (the “Agreement”).

                      B.     The parties desire to amend the Agreement as set forth herein.

NOW, THEREFORE, the parties agree as follows:

1. Exhibit A of the Agreement is amended by amending and restating the definition of “Revolving Maturity Date” to read in its entirety as follows:

“‘Revolving Loan Maturity Date’” means June 9, 2018.”

2. No course of dealing on the part of Bank or its officers, nor any failure or delay in the exercise of any right by Bank, shall operate as a waiver thereof, and any single or partial exercise of any such right shall not preclude any later exercise of any such right. Bank’s failure at any time to require strict performance by Borrower of any provision shall not affect any right of Bank thereafter to demand strict compliance and performance. Any suspension or waiver of a right must be in writing signed by an officer of Bank. BORROWER WAIVES THE PROVISIONS OF CALIFORNIA CIVIL CODE SECTION 1542, AS IT MAY BE AMENDED FROM TIME TO TIME, WHICH STATES:

A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR.

3. Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Agreement. The Agreement, as amended hereby, shall be and remains in full force and effect in accordance with its terms and hereby is ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Bank under the Agreement, as in effect prior to the date hereof.

4. Borrower waives, discharges, and forever releases Bank, Bank’s employees, officers, directors, attorneys, stockholders, and their successors and assigns, from and of any and all claims, causes of action, allegations or assertions that Borrower has or may have had at any time up through and including the date of this Amendment, against any or all of the foregoing, regardless of whether any such claims, causes of action, allegations or assertions are known to Borrower or whether any such claims, causes of action, allegations or assertions arose as result of Bank’s actions or omissions in connection with the Loan Documents, or any amendments, extensions or modifications thereto, or Bank’s administration of the Obligations or otherwise.

5. Borrower represents and warrants that the representations and warranties contained in the Agreement are true and correct in all material respects as of the date of this Amendment, and that no Event of Default has occurred and is continuing.

6. As a condition to the effectiveness of this Amendment, Bank shall have received, in form and substance satisfactory to Bank, the following:

(a) this Amendment, executed by Borrower;

(b) a Certificate of the Chief Executive Officer of Borrower with respect to incumbency and resolutions authorizing the execution and delivery of this Amendment;

(c) a facility fee, in the amount of $12,500, which fee is fully earned and non-refundable, and which may be debited from Borrower’s account;

(d) amendments to (i) that certain Convertible Secured Subordinated Note Purchase Agreement, dated November 14, 2007, and the Convertible Secured Subordinated Promissory Notes issued thereunder, among Borrower and the holders of such Convertible Secured Subordinated Promissory Notes, extending the maturity date of such Convertible Secured Subordinated Promissory Notes beyond the Revolving Loan Maturity Date, duly executed by Borrower and the holders of such Convertible Secured Subordinated Promissory Notes, and (ii) that certain Convertible Subordinated Note Purchase Agreement, dated as of December 11, 2014, and the Convertible Subordinated Promissory Notes issued thereunder, among Borrower and the holders of such Convertible Subordinated Promissory Notes, extending the maturity date of such Convertible Subordinated Promissory Notes beyond the Revolving Loan Maturity Date, duly executed by Borrower and the holders of such Convertible Subordinated Promissory Notes;

(e) all reasonable Bank Expenses incurred through the date of this Amendment, which may be debited from any of Borrower’s accounts; and

(f) such other documents, and completion of such other matters, as Bank may reasonably deem necessary or appropriate.

7. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

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IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

MOBILESMITH, INC.
By: /s/ Amir Elbaz
Name: Amir Elbaz
Title: CEO

                                                                                            COMERICA BANK
By: /s/ Chad Murray
Name: Chad Murray
Title: AVP

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